Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.thearbitragefunds.com. You can also get this information at no cost by calling the Fund at (800) 295-4485 or by sending an e-mail request to the SEC at publicinfo@sec.gov. The Fund’s prospectus and statement of additional information, both dated October 1, 2011, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

THE ARBITRAGE FUND

Investment Objective

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares
Sales Charge (Load) Imposed on Purchases	None	None
Deferred Sales Charge (Load)	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2%	2%
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2%	2%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares
Management Fees	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.87%	0.87%
Dividend and Interest Expense on Short Positions	0.64%	0.64%
All Remaining Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses(1)	2.17%	1.92%

(1)

The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund’s investment adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares and 1.44% of the Fund’s average daily net assets allocable to the Class I shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

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THE ARBITRAGE FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$220	$679	$1,164	$2,503
Class I Shares	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 389% of the average value of its portfolio.

Principal Investment Strategies

In attempting to achieve its investment objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund’s investment adviser uses investment strategies designed to minimize market exposure, including short selling and purchasing and selling options. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

PROSPECTUS | OCTOBER 01.2011

THE ARBITRAGE FUND

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risks: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

High Portfolio Turnover Risks: The Fund’s investment strategies may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Put and Call Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include: possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

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THE ARBITRAGE FUND

Swap Risks: The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund’s performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 6.21% during the quarter ended March 31, 2002 and the lowest return for a quarter was -3.65% during the quarter ended September 30, 2004.

The year-to-date return of the Fund’s Class R shares through June 30, 2011 is 2.06%.

The performance of Class I shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2010

The table below shows how the Fund’s average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor’s 500 Index. The table also presents the impact of taxes on the returns of the Fund’s Class R shares. After tax returns are shown for Class R shares only and after-tax returns for Class I shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period

PROSPECTUS | OCTOBER 01.2011

THE ARBITRAGE FUND

(for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

THE ARBITRAGE FUND	One Year	Five Years	Ten Years	Since Inception*
Class R Return Before Taxes	1.44%	4.70%	5.64%	5.58%
Class R Return After Taxes on Distributions	0.69%	3.34%	4.49%	4.45%
Class R Return After Taxes on Distributions and Sale of Fund Shares	0.94%	3.25%	4.22%	4.18%
Class I Return Before Taxes	1.76%	4.92%	N/A	3.89%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%	0.52%

* The inception date for Class R shares is September 18, 2000, and the inception date for Class I shares is October 17, 2003. The “Since Inception” return reflected for the Standard & Poor’s 500 Index is based on the inception date for Class R shares.

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THE ARBITRAGE FUND

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

John S. Orrico, President and Trustee of the Fund, has been a portfolio manager of the Fund since January 2000. Todd W. Munn, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since January 2005. Roger P. Foltynowicz, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since January 2005.

Purchase and Sale of Fund Shares

The Class R shares and the Class I shares of the Fund are currently closed to new investors, subject to certain exceptions. For more information see the section “How to Purchase Shares — Eligible Purchases” beginning on page 28 of the Fund’s Prospectus.

Minimum Investment Amounts Class R Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121 9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker dealer should contact the broker dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | OCTOBER 01.2011